UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 17, 2017

Weatherford International public limited company
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Weststrasse 1, 6340 Baar, Switzerland	CH 6340
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: +41.22.816.1500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 17, 2017, Weatherford International plc (the “Company”) and a subsidiary of the Company entered into Amendment No. 2 to Amended and Restated Credit Agreement with JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders and parties thereto. Pursuant to the amendment, a portion of which is effective as of March 31, 2017, the Company amended its existing senior revolving credit facility to modify the definition of Consolidated Adjusted EBITDA set forth therein and to make other definitional and covenant modifications as detailed in Exhibit 10.1 attached hereto. In addition, under the terms of the amendment, the total commitments under the facility will be reduced from $1.38 billion to $1.199 billion.

Also on April 17, 2017, the Company and a subsidiary of the Company entered into Amendment No. 2 to Term Loan Agreement with JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders and parties thereto. Pursuant to the amendment, a portion of which is effective as of March 31, 2017, the Company amended its existing term loan agreement to modify the definition of Consolidated Adjusted EBITDA set forth therein, made definitional and covenant modifications, and clarified certain collateral matters as detailed in Exhibit 10.2 attached hereto.

The description of each of the amendments above does not purport to be complete and is qualified in its entirety by reference to such amendment which are attached as Exhibits 10.1 and 10.2 to this Form 8-K and incorporated by reference into this Item 1.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Description
10.1
Amendment No. 2 to Amended and Restated Credit Agreement, dated April 17, 2017, among Weatherford International Ltd. (Bermuda), Weatherford International plc (Ireland), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

10.2
Amendment No. 2 to Term Loan Agreement, dated April 17, 2017, among Weatherford International Ltd. (Bermuda), Weatherford International plc (Ireland), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: April 17, 2017

	By:	/s/ Christina M. Ibrahim
	Name:	Christina M. Ibrahim
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Exhibits Index

Exhibit Number	Exhibit Description
10.1
Amendment No. 2 to Amended and Restated Credit Agreement, dated April 17, 2017, among Weatherford International Ltd. (Bermuda), Weatherford International plc (Ireland), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

10.2
Amendment No. 2 to Term Loan Agreement, dated April 17, 2017, among Weatherford International Ltd. (Bermuda), Weatherford International plc (Ireland), the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent.